UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02	Results of Operations and Financial Condition

On July 24, 2013, WellPoint, Inc. (the “Company”) issued a press release reporting its financial results for its second quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 8 – Other Events

Item 8.01.	Other Events

As previously reported, the Company has changed the segments used in its financial reporting to reflect a realignment of its organizational structure, using three new reportable segments: Commercial and Specialty Business, Government Business and Other. This change will be reflected in the reported results in the Company’s Form 10-Q for the second quarter ended June 30, 2013. Filed herewith as Exhibit 99.2 is the Company’s Schedule of Reclassified Segments that contains certain unaudited historical financial results for fiscal years 2011 and 2012, as well as quarterly data for fiscal year 2012 and the first quarter of 2013, revised to reflect the new segment reporting structure, as previously furnished by the Company in its Current Report on Form 8-K dated June 26, 2013. This Exhibit 99.2 does not revise or restate information previously reported in the Company’s Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Cash Flows or Consolidated Statements of Shareholders’ Equity for any period.

Section 9 – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	Press Release dated July 24, 2013 reporting WellPoint, Inc. financial results for its second quarter ended June 30, 2013.

The following exhibit is being filed herewith:

Exhibit No.	Exhibit

99.2	Schedule of Reclassified Segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2013

WELLPOINT, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated July 24, 2013 reporting WellPoint, Inc. financial results for its second quarter ended June 30, 2013.

99.2	Schedule of Reclassified Segments.